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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 28, 2001

                              WOLFPACK CORPORATION

                           --------------------------

             (Exact name of registrant as specified in its charter)

          Delaware                      000-26479               56-2086188
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



  4021 Stirrup Creek Drive, Suite 400, Research Triangle Park Durham, NC 27703
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (919) 419-5600


                                NOT APPLICABLE
--------------------------------------------------------------------------------
     (Former name or former address, if changed since last report)


    This current report on Form 8-K/A-2 amends and supplements the Form 8-K
(the "Original Form 8-K") filed by Wolfpack Corporation (the "Company" or "Wolfpack") on October 15, 2001 in connection with a transaction pursuant to which the Company acquired approximately 93.64% of the outstanding common stock of equitel, inc., ("equitel") a Delaware corporation, from the shareholders of equitel, and the
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Form 8-K/A filed by the Company on November 19, 2001. The transaction is consummated in accordance with a Stock Purchase Agreement dated September 28, 2001. The unaudited pro forma financial information relating to such acquisition is filed herewith as item 7(b) to the Original Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

(a) Financial Statements of Business Acquired

The financial statements of equitel, inc., as audited by their independent public accountants for the periods therein are found in the Company's
Form 8-K/A, dated as of November 19, 2001, and filed with the Securities and Exchange Commission on November 19, 2001.

(b) Pro Forma Financial Information

The following is a list of the pro forma condensed combining financial information of the Company and equitel filed with this report:

     Introduction..........................................................  3.

     Unaudited Pro Forma Condensed Combining Statement of
     Operations for the Nine Month Period Ended September 30, 2001.........  4.

     Unaudited Pro Forma Condensed Combining Statement of
     Operations for the Year Ended December 31, 2000.......................  5.

     Notes to Unaudited Pro Forma Condensed Combining
     Financial Information.................................................  6.


(c) Exhibits


     Exhibit No.      Description


     Exhibit 2.1  -  Stock Purchase Agreement, dated September 28, 2001 by and among Alpha Omega Group, Inc., Capital Research, Ltd., Lancer Offshore, Inc. and Lancer Partners, Limited Partnership (filed with the registrant's Original
                     Form 8-K).

                                       2
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WOLPACK CORPORATION

Date:  December 14, 2001                      By:/s/ E. Eugene Whitmire
                                                 -----------------------------
                                                 Name: E. Eugene Whitmire
                                                 Title: Chief Financial Officer



         UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

The following pro forma financial information (including the notes thereto) present condensed combining statements of operations of Wolfpack Corporation, as adjusted for the acquisition of equitel, inc., in a transaction which occurred on September 28, 2001 (the Transaction). The pro forma information has been derived from the audited and unaudited financial statements of the entities being combined. This information is not necessarily indicative of the combined results of operations that would have occurred if the transaction had occurred at January 1, 2000, nor is it indicative of future operating results. The data set forth should be read in conjunction with the historical audited and unaudited financial statements, including the related notes thereto.

The following pro forma condensed combining statements of operations for the year ended December 31, 2000, and for the nine months ended September 30, 2001, give effect to the Transaction as if it had occurred on January 1, 2000. A pro forma balance sheet is not included herein as the results of the transaction have already been reflected in the Wolfpack Corporation Form 10-QSB filed with the Securities and Exchange Commission on November 19, 2001.

                                       3
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                              WOLFPACK CORPORATION

        UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
               (all amounts in thousands, except per share data)


                                   Historical    Historical     Pro Forma      Combined
                                   Wolfpack(a)     equitel     Adjustments    Pro Forma
                                  -------------  -----------  -------------  ------------
                                                                (Note 2)
Revenues                             $ 1,570        $ 2,174        $            $  3,744
Direct Costs                           1,109          3,279                        4,388
                                     -------        -------                     --------

Gross Profit/(Loss)                      461         (1,105)                        (644)

Expenses
 Selling, General &
    Administrative                     1,638          3,342                        4,980
 Depreciation & Amortization             572            617            169         1,358
                                     -------        -------        -------      --------
      Total Operating Expenses         2,210          3,959            169         6,338
                                     -------        -------        -------      --------

       Loss from Operations           (1,749)        (5,064)          (169)       (6,982)

Other Expense                           (289)          (560)                        (849)
                                     -------        -------        -------      --------

Net Loss                             $(2,038)       $(5,624)       $  (169)     $ (7,831)
                                     =======        =======        =======      ========

Weighted Average Shares
     Outstanding                      10,083                                      21,909
 Basic and Diluted Loss
      Per Share                     $  (0.20)                                   $   (.36)
                                    ========                                    ========



(a) Due to reverse acquisition discussed in Note 1 which occurred on September 28, 2001, the historical results of Wolfpack Corporation, as discussed in the Company's Form 10-QSB filing on November 19, 2001, reflects the historical results of operations of equitel.

                                       4
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                              WOLFPACK CORPORATION

        UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
               (all amounts in thousands, except per share data)



                                  Historical   Historical    Pro Forma      Combined
                                   Wolfpack      equitel    Adjustments     Pro Forma
                                  ----------   ----------   -----------     ---------
                                                              (Note 2)
Revenues                             $ 1,023     $  1,657      $               $ 2,680
Direct Costs                             732        2,466                        3,198
                                     -------      -------                       ------

Gross Profit/(Loss)                      291         (809)                        (518)

Expenses
 Selling, General &
    Administrative                     1,278        4,311                        5,589
 Depreciation & Amortization             310          784         1,545          2,639
                                     -------      -------       -------         ------
      Total Operating Expenses         1,588        5,095         1,545          8,228
                                     -------      -------       -------         ------

       Loss from Operations           (1,297)      (5,904)      (1,545)         (8,746)

Other Income (Expense)                    19         (150)                        (131)
                                     -------      -------       -------         ------

Net Loss from Continuing
  Operations Before Minority
  Interests                           (1,278)      (6,054)      (1,545)         (8,877)

Minority Interests                         0           98                           98
                                     -------      -------       -------         ------

Net Loss From Continuing
   Operations                        $(1,278)    $(5,956)      $(1,545)        $(8,779)
                                      ======      ======        ======          ======

Weighted Average Shares
     Outstanding                       8,314                                    20,140
 Basic and Diluted Loss
      Per Share                       $(0.15)                                   $(0.44)
                                    ========                                   =======


                                       5
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                              WOLFPACK CORPORATION


                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING
                             FINANCIAL INFORMATION

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                      AND
                      FOR THE YEAR ENDED DECEMBER 31, 2000



Note 1 - Basis Of Presentation

The accompanying pro forma condensed combining statements of operations are presented to reflect the business combination of Wolfpack Corporation and equitel, inc, accounted for as a reverse acquisition, with the pre-combination operations of equitel, inc. and Wolfpack Corporation becoming the ongoing operations of the combined entities.

The accompanying pro forma condensed combining statements of operations combine the historical operations of equitel, inc. and Wolfpack Corporation for the year ended December 31, 2000, and the nine months ended September 30, 2001, as if the acquisition had occurred at January 1, 2000.

On September 28, 2000, Wolfpack acquired 93.64% of the outstanding common stock of equitel inc. in exchange for issuing 11,825,936 shares of Wolfpack common stock. Although Wolfpack is the legal survivor in the transaction and remains the registrant with the Securities and Exchange Commission, under United States generally accepted accounting principles, the transaction is accounted for as a reverse acquisition, whereby equitel is considered the 'acquirer' of Wolfpack for financial reporting purposes as its former shareholders controlled more than 50% of the post transaction combined company. Under reverse acquisition accounting, the purchase price of the Transaction is based on the fair market value of the Wolfpack common stock issued. The purchase price will be allocated to the Wolfpack assets acquired and liabilities assumed by equitel based on their relative fair market values at the acquisition date as follows:


Current assets              $   435,590
Property and equipment          789,649
Other assets                     83,764
Current liabilities          (1,875,120)
                            -----------
Net liabilities acquired    $  (566,117)
                            ===========


                                       6
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In accordance with purchase accounting, the assets and liabilities of Wolfpack are adjusted to fair market value with the following allocation of the purchase price:


Purchase price                        $ 21,877,978
                                       ===========

Tangible net liabilities acquired     $   (566,117)
Intangible assets acquired:
   Customer base                         1,125,000
   Distribution network                  1,360,000
   Others                                  320,000
                                       -----------
Total Tangible/Intangible                2,238,883
Goodwill                                19,639,095
                                       -----------
                                      $ 21,877,978
                                       ===========


Wolfpack's management believes that, except for certain intangible assets and goodwill, the historical carrying values of its assets and liabilities approximate their fair value. The intangible assets acquired will be amortized over the estimated useful lives, ranging from 1 to 3 years. Amortization of similar assets, previously recorded in Wolfpack's results of operations has been eliminated as part of the pro forma adjustments described below.

The final purchase price allocation may be different from preliminary allocations based on the final determination of fair value. The final allocation will be based upon the results of appraisals and other studies. Any changes to the preliminary estimates within one year of the purchase date will be reflected as an adjustment to goodwill. Wolfpack's management believes the preliminary allocations of the purchase price discussed above are reasonable.

In June 2001, Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets," was issued. Under SFAS No. 142, goodwill has an indefinite life and will no longer be amortized, but will be tested annually for impairment. The Company will adopt SFAS No. 142 effective with the beginning of fiscal 2002. Under SFAS No. 142, the goodwill created in this transaction will not be amortized. As such, the pro forma information disclosed herein does not depict goodwill amortization for this transaction nor does it depict any modification of the Company's historical goodwill amortization of previous business combinations.


Note 2 - Pro Forma Adjustments

These pro forma adjustments adjust historical intangible asset amortization for the change resulting from the purchase price allocation discussed above to the assets and liabilities of Wolfpack.

                                       7
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                                 EXHIBIT INDEX


Exhibit No.                     Description

   2.1 Stock Purchase Agreement, dated September 28, 2001 by and among Alpha Omega Group, Inc., Capital Research, Ltd., Lancer Offshore, Inc. and Lancer Partners, Limited Partnership (filed with the registrant's Original Form 8-K).



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